UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
July 8, 2008 (July 1, 2008)
COUNTRYWIDE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8422	26-2209742
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)
4500 Park Granada
Calabasas, CA 91302
(Address of principal executive offices)
(818) 225-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
     On July 1, 2008, Countrywide Financial Corporation, a Delaware corporation (the “Predecessor Company”), completed its merger (the “Merger”) with Red Oak Merger Corporation (the “Registrant”), a Delaware corporation and a wholly-owned subsidiary of Bank of America Corporation, a Delaware corporation (“Bank of America”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of January 11, 2008 (the “Merger Agreement”), by and among Bank of America, Red Oak Merger Corporation and the Predecessor Company. Upon consummation of the Merger, Red Oak Merger Corporation was renamed “Countrywide Financial Corporation”.
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, and The Bank of New York Mellon, as trustee, entered into a First Supplemental Indenture (the “Subordinated Note Supplemental Indenture”), amending the indenture, dated as of May 16, 2006 between the Predecessor Company, as issuer, and The Bank of New York, as trustee (the “Subordinated Note Indenture”). The Subordinated Note Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Subordinated Note Indenture.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, its wholly-owned subsidiary, Countrywide Home Loans, Inc. (“CHL”), as guarantor, and The Bank of New York Mellon, as trustee, entered into a First Supplemental Indenture (the “Series A and B First Supplemental Indenture”) amending the indenture, dated as of February 1, 2005 among the Predecessor Company, as issuer, CHL, as guarantor, and The Bank of New York, as trustee (the “Series A and B Indenture”). The Series A and B First Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Series A and B Indenture.
     On July 1, 2008, the Registrant, as successor, its wholly-owned subsidiary, CHL, as issuer, the Predecessor Company, as guarantor, and The Bank of New York Mellon, as trustee, entered into a Second Supplemental Indenture (the “Series E, F and H Supplemental Indenture”) amending the indenture, dated as of January 1, 1992 among CHL (formerly Countrywide Funding Corporation), as issuer, the Predecessor Company (formerly Countrywide Credit Industries, Inc.), as guarantor, and The Bank of New York, as trustee, as amended by the First Supplemental Indenture, dated as of June 15, 1995 among CHL (formerly Countrywide Funding Corporation), as issuer, the Predecessor Company (formerly Countrywide Credit Industries, Inc.), as guarantor, and The Bank of New York, as trustee (as amended, the “Series E, F and H Indenture”). The Series E, F and H Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Series E, F and H Indenture.
     On July 1, 2008, the Registrant, as successor, its wholly-owned subsidiary, CHL, as issuer, the Predecessor Company, as guarantor, and The Bank of New York Mellon, as trustee, entered into a First Supplemental Indenture (the “Series K, L and M First Supplemental Indenture”), amending the indenture, dated as of December 1, 2001 among CHL, as issuer, the Predecessor Company (formerly Countrywide Credit Industries, Inc.), as guarantor, and The Bank of New York, as trustee (the “Series K, L and M Indenture”). The Series K, L and M First Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Series K, L and M Indenture.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, its wholly-owned subsidiary, CHL, as guarantor, Bank of America, as Parent, and The Bank of New York Mellon, as trustee, entered into a First Supplemental Indenture (the “Convertible Debenture First Supplemental Indenture”), amending the indenture, dated as of May 22, 2007 among the Predecessor Company, as issuer, CHL, as guarantor, and The Bank of New York, as trustee (the “Convertible Debenture Indenture”). The Convertible Debenture First Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Convertible Debenture Indenture; provided that Bank of America assumed the obligation to issue shares of Bank of America common stock (or cash in lieu of common stock) upon conversion of the Convertible Debenture Indenture.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, its wholly-owned subsidiary, CHL, as guarantor, and The Bank of New York Mellon, as trustee, entered into a Second Supplemental Indenture (the “2003 Subordinated Note Second Supplemental Indenture”), amending the indenture, dated as of April 11, 2003 among the Predecessor Company, as issuer, CHL, as guarantor, and The Bank of New York, as trustee, as amended by the First Supplemental Indenture, dated as of April 11, 2003 among the Predecessor Company, as issuer, CHL, as guarantor, and The Bank of New York, as trustee (as amended, the “2003 Subordinated Note Indenture”). The 2003 Subordinated Note Second Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the 2003 Subordinated Note Indenture.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, and The Bank of New York Mellon, as trustee, entered into a Second Supplemental Indenture (the “2006 Junior Subordinated Note Second Supplemental Indenture”), amending the indenture, dated as of November 8, 2006 between the Predecessor Company, as issuer, and The Bank of New York, as trustee, as amended by the First Supplemental Indenture, dated as of November 8, 2006 between the Predecessor Company, as issuer, and The Bank of New York, as trustee (as amended, the “2006 Junior Subordinated Note Indenture”). The 2006 Junior Subordinated Note Second Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the 2006 Junior Subordinated Note Indenture.
     On July 1, 2008, the Registrant, as successor, its wholly-owned subsidiary, CHL, as issuer, the Predecessor Company, as guarantor, and The Bank of New York Mellon, as trustee, entered into a First Supplemental Indenture (the “1997 Junior Subordinated Note First Supplemental Indenture”), amending the indenture, dated as of June 4, 1997, among CHL, as issuer, the Predecessor Company (formerly Countrywide Credit Industries, Inc.), as guarantor, and The Bank of New York, as trustee (the “1997 Junior Subordinated Note Indenture”). The 1997 Junior Subordinated Note First Supplemental Indenture, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the 1997 Junior Subordinated Note Indenture.
     On July 1, 2008, the Registrant, as successor, the Predecessor Company, as issuer, its wholly-owned subsidiary, CHL, as guarantor, and Deutsche Trustee Company Limited, as trustee, entered into a Second Supplemental Trust Deed (the “2005 Second Supplemental Trust Deed”), amending the trust deed, dated as of August 15, 2005 among the Predecessor Company, as issuer, CHL, as guarantor, and Deutsche Trustee Company Limited, as trustee, as amended by the First Supplemental Trust Deed, dated as of August 31, 2006 among the Predecessor Company, as issuer, CHL, as guarantor, and Deutsche Trustee Company Limited, as trustee (as amended, the “2005 Euro Medium Term Notes Trust Deed”). The 2005 Second Supplemental Trust Deed, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the 2005 Euro Medium Term Notes Trust Deed.
     On July 1, 2008, the Registrant, as successor, its wholly-owned subsidiary, CHL, as issuer, the Predecessor Company, as guarantor, and Deutsche Trustee Company Limited, as trustee, entered into a Fifth Supplemental Trust Deed (the “1998 Euro Medium Term Notes Supplemental Trust Deed”), amending the trust deed, dated as of May 1, 1998 among CHL, as issuer, the Predecessor Company (formerly Countrywide Credit Industries, Inc.), as guarantor, and Bankers Trustee Company Limited, as trustee, as amended by the Fourth Supplemental Trust Deed dated as of January 29, 2002 among CHL, as issuer, the Predecessor Company, as guarantor, and Deutsche Trustee Company Limited, as trustee (as amended, the “1998 Euro Medium Term Notes Trust Deed”). The 1998 Euro Medium Term Notes Supplemental Trust Deed, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the 1998 Euro Medium Term Notes Trust Deed.

     On July 1, 2008, the Registrant, as successor, and the Predecessor Company, as issuer, entered into a First Supplemental Note Deed Poll (the “First Supplemental Note Deed Poll”), amending the note deed poll, dated as of April 29, 2005 by the Predecessor Company, as issuer (the “Note Deed Poll”). The First Supplemental Note Deed Poll, which became operative on July 1, 2008, provides for the Registrant to assume all of the obligations of the Predecessor Company under the Note Deed Poll.
Item 1.02. Termination of a Material Definitive Agreement.
1. Termination of Equity Incentive Plans
     On July 1, 2008, in connection with the Merger, the equity incentive plans of the Predecessor Company, including the 2000 Equity Incentive Plan and the 2006 Equity Incentive Plan, were terminated. Options, stock appreciation rights, restricted shares, restricted share units and deferred equity units in respect of the Predecessor Company’s common stock outstanding immediately prior to the Merger under the Predecessor Company’s equity incentive plans were converted into options, stock appreciation rights, restricted shares, restricted share units and deferred equity units in respect of Bank of America common stock, in each case in accordance with the terms of the Merger Agreement.
2. Termination of Credit Facilities
     On July 1, 2008, the Registrant terminated each of the following credit agreements (the “Terminated Credit Facilities”):

Five-Year Credit Agreement, dated as of May 10, 2006, among the Predecessor Company, CHL, JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto. Prior to termination, there was an outstanding principal amount under this agreement of approximately $6.44 billion.

364-Day Credit Agreement, dated as of May 9, 2007, among the Predecessor Company, CHL, JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto. Prior to termination, there was an outstanding principal amount under this agreement of approximately $2.64 billion.

Five-Year Credit Agreement, dated as of November 17, 2006, among the Predecessor Company, CHL, Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. Prior to termination, there was an outstanding principal amount under this agreement of approximately $1.54 billion.

364-Day Credit Agreement, dated as of November 17, 2006, among the Predecessor Company, CHL, Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. Prior to termination, there was an outstanding principal amount under this agreement of approximately $660 million.

364-Day Credit Agreement, dated as of May 9, 2007, among the Predecessor Company, CHL and William Street Credit Corporation, as Lender. Prior to termination, there was an outstanding principal amount under this agreement of approximately $60 million.

Five-Year Credit Agreement, dated as of May 10, 2006, among the Predecessor Company, CHL and William Street Credit Corporation, as Lender, as amended. Prior to termination, there was an outstanding principal amount under this agreement of approximately $140 million.

     The Registrant repaid all outstanding borrowings plus accrued interest and fees under the Terminated Credit Facilities on July 1, 2008 with approximately $11.5 billion in cash. The Terminated Credit Facilities were terminated in connection with such repayment. The Registrant did not incur any material early termination penalties in connection with the termination of the Terminated Credit Facilities.

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 1, 2008, CHL completed the sale to NB Holdings Corporation (“NBHC”), a wholly-owned subsidiary of Bank of America, of a pool of residential mortgage loans, including first and second lien mortgages, home equity line of credit loans, and construction loans, for a fair value purchase price of approximately $6.9 billion, subject to certain adjustments.
     On July 1, 2008, CHL novated a portfolio of derivative instruments to Bank of America, N.A., a wholly-owned subsidiary of Bank of America, in exchange for $1.8 billion in cash.
     On July 2, 2008, CHL completed the sale to NBHC of two entities that own all of the partnership interests in Countrywide Home Loans Servicing, LP (“Servicing LP”) for a fair value purchase price of approximately $19.7 billion, subject to certain adjustments. In connection with this sale, NBHC delivered to CHL a promissory note that bears interest at a rate per annum equal to three-month LIBOR plus 0.65%, is due upon demand and can be prepaid in whole or in part at any time. Approximately $10.4 billion remains outstanding under this note. In addition, in connection with the sale, CHL agreed to assume all liabilities of Servicing LP as of July 2, 2008. Servicing LP owns servicing rights to residential mortgage loans and conducts servicing functions related to those loans. It also performs subservicing for residential mortgage loans when such loans or the related mortgage servicing rights are owned by the Registrant.
     On July 2, 2008, Countrywide Securities Corporation completed the sale to Blue Ridge Investments, LLC, a wholly owned subsidiary of Bank of America, of a pool of securities, which includes asset backed securities and mortgage backed securities, for a fair value purchase price of approximately $147 million in cash.
     On July 3, 2008, CHL completed the sale to NBHC of a pool of residential mortgage loans, which includes first and second lien mortgages, home equity line of credit loans, and construction loans for a fair value purchase price of approximately $2.5 billion, subject to certain adjustments. In connection with this sale, NBHC delivered to CHL a promissory note that bears interest at a rate per annum equal to three-month LIBOR plus 0.65%, is due upon demand and can be repaid in whole or in part at any time. Approximately $2.5 billion remains outstanding under this note. These loans, together with the loans sold on July 1, 2008, exclude loans pledged by CHL pursuant to secured financing arrangements.
     On July 3, 2008, Countrywide Commercial Real Estate Finance, a subsidiary of the Registrant, completed the sale of a pool of commercial mortgage loans to NBHC for a fair value purchase price of approximately $238 million, subject to certain adjustments. In connection with this sale, NBHC delivered to CHL a promissory note that bears interest at a rate per annum equal to three-month LIBOR plus 0.65%, is due upon demand and can be repaid in whole or in part at any time. Approximately $238 million remains outstanding under this note. These commercial mortgage loans exclude loans scheduled to be sold or mature in the near future.
     The Registrant effected the dispositions described above to facilitate and optimize its funding requirements, including the repayment of the Terminated Credit Facilities, described under Item 1.02 above, and the payment of other obligations.
     The Registrant expects to furnish the required pro forma financial information in connection with the disposition of Servicing LP described above under this Item 2.01 when available but no later than September 17, 2008.
Item 2.03. Creation of a Direct Financial Obligation.
     The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Section 3 — Securities and Trading Markets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule Or Standard; Transfer Of Listing.
     On July 1, 2008, pursuant to the terms of the Merger Agreement, Bank of America completed the acquisition of the Predecessor Company through the Merger of the Predecessor Company with and into Red Oak Merger Corporation. All of the issued and outstanding capital stock of the Registrant is currently owned directly or indirectly by Bank of America.
     In connection with the closing of the Merger, the Predecessor Company notified the New York Stock Exchange (“NYSE”) that, effective as of 12.01 a.m. on July 1, 2008, all of the Predecessor Company’s outstanding shares of common stock, par value $0.05 per share, and associated preferred stock purchase rights traded on the NYSE under the symbol “CFC” would be cancelled and converted into the right to receive 0.1822 of a share of Bank of America common stock, par value $0.01 per share, per share of Predecessor Company common stock and an amount in cash in lieu of any fractional share. Accordingly, the Predecessor Company requested that its common stock and preferred stock purchase rights be delisted and cease to trade at the close of business on June 30, 2008 and that the NYSE submit to the SEC Form 25s to report that the Predecessor Company’s shares of common stock and preferred stock purchase rights are no longer listed on the NYSE.
     The NYSE filed the Form 25s with the SEC on July 1, 2008.
     On July 1, 2008, Bank of America issued a press release announcing completion of the Merger. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     In the Merger, each share of the Predecessor Company’s common stock issued and outstanding immediately prior to the Merger (except for specified shares of Predecessor Company’s common stock held by the Predecessor Company and Bank of America) was cancelled and converted into the right to receive 0.1822 of a share of Bank of America common stock and an amount in cash in lieu of any fractional share. All shares of the Predecessor Company’s 7.25% Series B Non-Voting Convertible Preferred Stock, par value $0.05, were cancelled and no stock or other consideration was delivered in exchange therefor.
     In addition, the information set forth in Item 1.01 is incorporated by reference herein.
Section 5 — Corporate Governance and Management
Item 5.01. Changes in Control of Registrant.
     On July 1, 2008, pursuant to the terms of the Merger Agreement, Bank of America consummated the acquisition of the Predecessor Company through the Merger of the Predecessor Company with and into Red Oak Merger Corporation. Bank of America currently is the sole stockholder of the Registrant. Bank of America issued an aggregate of 106,269,417 shares of Bank of America common stock in the Merger.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Merger Agreement, upon consummation of the Merger, Red Oak Merger Corporation amended its certificate of incorporation to change its name to Countrywide Financial Corporation. As a result of the Merger, the Registrant’s certificate of incorporation and bylaws are as set forth on Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(b)
The pro forma financial information required in connection with the disposition of Servicing LP described under Item 2.01 to this Current Report on Form 8-K is expected to be furnished when available, but no later than September 17, 2008.

(d)	Exhibits

Exhibit
No.	Description

3.1	Certificate of Incorporation of Countrywide Financial Corporation
3.2	Bylaws of Countrywide Financial Corporation
4.1	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation and The Bank of New York Mellon, as trustee, to the Subordinated Indenture between Countrywide Financial Corporation, and The Bank of New York, as trustee, dated as of May 16, 2006
4.2	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of February 1, 2005
4.3	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Funding Corporation, Countrywide Credit Industries, Inc., and The Bank of New York, as trustee dated as of January 1, 1992, as supplemented by First Supplemental Indenture, dated as of June 15, 1995, among Countrywide Home Loans, Inc. (formerly Countrywide Funding Corporation), Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and The Bank of New York, as trustee
4.4	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Home Loans, Countrywide Credit Industries, Inc., and The Bank of New York, as trustee dated as of December 1, 2001
4.5	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., Bank of America Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of May 22, 2007
4.6	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon, as trustee, to the Subordinated Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of April 11, 2003, as supplemented by First Supplemental Indenture, dated as of April 11, 2003, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee
4.7	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Junior Subordinated Indenture between Countrywide Financial Corporation, and The Bank of New York, as trustee, dated as of November 8, 2006, as supplemented by Supplemental Indenture, dated as of November 8, 2006, between Countrywide Financial Corporation and The Bank of New York, as trustee
4.8	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., and The Bank of New York, as trustee, dated as of June 4, 1997

4.9	Second Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and Deutsche Trustee Company Limited, as trustee, to the Trust Deed among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and Deutsche Trustee Company Limited, as trustee, dated as of August 15, 2005, as supplemented and restated by First Supplemental Trust Deed, dated as of August 31, 2006, among Countrywide Home Loans, Inc., Countrywide Financial Corporation, and Deutsche Trustee Company Limited, as trustee
4.10	Fifth Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and Deutsche Trustee Company Limited, as trustee, to the Trust Deed among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and Bankers Trustee Company Limited, as trustee, dated as of May 1, 1998, as supplemented and restated by Fourth Supplemental Trust Deed, dated as of January 29, 2002, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and Deutsche Trustee Company Limited, as trustee
4.11	First Supplemental Note Deed Poll, dated July 1, 2008, between Red Oak Merger Corporation and Countrywide Financial Corporation to the Note Deed Poll by Countrywide Financial Corporation, dated as of April 29, 2005
99.1	Press Release of Bank of America Corporation, dated July 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Date: July 8, 2008	By:	/s/ Paul Lane

	Name:	Paul Lane
	Title:	Senior Vice President and Assistant General Counsel

INDEX OF EXHIBITS

Exhibit
No.	Description

3.1	Certificate of Incorporation of Countrywide Financial Corporation
3.2	Bylaws of Countrywide Financial Corporation
4.1	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Subordinated Indenture between Countrywide Financial Corporation, and The Bank of New York, as trustee, dated as of May 16, 2006
4.2	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of February 1, 2005
4.3	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Funding Corporation, Countrywide Credit Industries, Inc., and The Bank of New York, as trustee dated as of January 1, 1992, as supplemented by First Supplemental Indenture, dated as of June 15, 1995, among Countrywide Home Loans, Inc. (formerly Countrywide Funding Corporation), Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and The Bank of New York, as trustee
4.4	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Home Loans, Countrywide Credit Industries, Inc., and The Bank of New York, as trustee dated as of December 1, 2001
4.5	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., Bank of America Corporation, and The Bank of New York Mellon, as trustee, to the Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of May 22, 2007
4.6	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York Mellon, as trustee, to the Subordinated Indenture between Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee, dated as of April 11, 2003, as supplemented by First Supplemental Indenture, dated as of April 11, 2003, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and The Bank of New York, as trustee
4.7	Second Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Junior Subordinated Indenture between Countrywide Financial Corporation and The Bank of New York, as trustee, dated as of November 8, 2006, as supplemented by Supplemental Indenture, dated as of November 8, 2006, between Countrywide Financial Corporation and The Bank of New York, as trustee
4.8	First Supplemental Indenture, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and The Bank of New York Mellon, as trustee, to the Indenture among Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., and The Bank of New York, as trustee, dated as of June 4, 1997
4.9	Second Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., and Deutsche Trustee Company Limited, as trustee, to the Trust Deed among Countrywide Financial Corporation, Countrywide Home Loans, Inc., and Deutsche Trustee Company Limited, as trustee, dated as of August 15, 2005, as supplemented and restated by First Supplemental Trust Deed, dated as of August 31, 2006, among Countrywide Home Loans, Inc., Countrywide Financial Corporation, and Deutsche Trustee Company Limited, as trustee
4.10	Fifth Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide Home Loans, Inc., Countrywide Financial Corporation, and Deutsche Trustee Company Limited, as trustee, to the Trust Deed among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and Bankers Trustee Company Limited, as trustee, dated as of May 1, 1998, as supplemented and restated by Fourth Supplemental Trust Deed, dated as of

January 29, 2002, among Countrywide Home Loans, Inc., Countrywide Financial Corporation (formerly Countrywide Credit Industries, Inc.), and Deutsche Trustee Company Limited, as trustee
4.11	First Supplemental Note Deed Poll, dated July 1, 2008, between Red Oak Merger Corporation and Countrywide Financial Corporation to the Note Deed Poll by Countrywide Financial Corporation, dated as of April 29, 2005
99.1	Press Release of Bank of America Corporation, dated July 1, 2008